UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

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FORM 8-K

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CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT
(DATE OF EARLIEST EVENT REPORTED)

November 26, 2013

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ASTRO-MED, INC
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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COMMISSION FILE NUMBER     0-13200

RHODE ISLAND	05-0318215
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(IRS EMPLOYER IDENTIFICATION NUMBER)

600 EAST GREENWICH AVENUE, WEST WARWICK, RI 02893
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

(401-828-4000)
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 26, 2013, Astro-Med, Inc. (the “Registrant”) announced its unaudited financial information related to third quarter consolidated earnings for the quarter ended November 2, 2013.  A copy of the press release relating to such announcement, dated November 26, 2013, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(c)           Exhibit

Exhibit no.                                Exhibit

99.1	Press Release dated November 26, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

ASTRO-MED, INC.

Date November 26, 2013	By:	/s/ Joseph P. O'Connell
Joseph P. O'Connell
Senior Vice President, Treasurer and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.                             Exhibit

99.1                                           Press Release Dated November 26, 2013